OTCQX: TGEN Q2 2024 EARNINGS CALL AUGUST 8, 2024 1

MANAGEMENT Abinand Rangesh – CEO Robert Panora – COO & President Roger Deschenes – CAO Jack Whiting – General Counsel & Secretary 2

SAFE HARBOR STATEMENT This presentation and accompanying documents contain “forward-looking statements” which may describe strategies, goals, outlooks or other non- historical matters, or projected revenues, Income, returns or other financial measures, that may include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "target," "potential," "will," "should," "could," "likely," or "may" and similar expressions intended to identify forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause our actual results to differ materially from those expressed or implied by such forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update or revise any forward-looking statements. In addition to those factors described in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q under “Risk Factors”, among the factors that could cause actual results to differ materially from past and projected future results are the following: fluctuations in demand for our products and services, competing technological developments, issues relating to research and development, the availability of incentives, rebates, and tax benefits relating to our products and services, changes in the regulatory environment relating to our products and services, integration of acquired business operations, and the ability to obtain financing on favorable terms to fund existing operations and anticipated growth. In addition to GAAP financial measures, this presentation includes certain non-GAAP financial measures, including adjusted EBITDA which excludes certain expenses as described in the presentation. We use Adjusted EBITDA as an internal measure of business operating performance and believe that the presentation of non-GAAP financial measures provides a meaningful perspective of the underlying operating performance of our current business and enables investors to better understand and evaluate our historical and prospective operating performance by eliminating items that vary from period to period without correlation to our core operating performance and highlights trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures. 3

AGENDA Data Center Solutions 2Q 2024 Results Summary Q&A 4

DATA CENTERS – CHILLER SOLUTION 5 2000 tons of cooling per data center 5 to 6 chillers in a container Plug and Play Power constraints Frees up 30% or more of a data center’s power needs Modular for easy future expansion Lead time Solution can be deployed within 6 months Water usage Can minimize water usage with dry coolers

DATA CENTERS – POWER GEN 6 Up to 2MW Inverde per data center Plug and Play Modular for easy future expansion Quiet Ultra clean emissions Power constraints Bridges utility power Can operate off-grid or in parallel with grid Lead time Solution can be deployed within 12 months Avoids expensive and long lead time medium and high voltage switchgear

BACKLOG AND CASH Backlog is presently $6m Additional $7m of projects expected to close in 1 to 3 months Cash position $841k at quarter end and $1.1m presently Cashflow positive from operations in H1, $598k investments in property plant and equipment Additional $500k drawn from credit line in July. $500k remaining with additional $500k at discretion of board member Hotel 14% Controlled Environment Agriculture 20% Office 29% Other 37% Backlog by Customer Type 7

REVENUE SEGMENTS We service most purchased Tecogen equipment in operation through long term maintenance agreements through 11 service centers in North America and perform certain equipment installation work. SERVICES CLEAN, GREEN POWER, COOLING AND HEAT Sales of combined heat and power, and clean cooling systems to building owners. Key market segments include multifamily residential, health care and indoor cultivation. PRODUCT SALES We sell electrical energy and thermal energy produced by our equipment onsite at customer facilities. ENERGY SALES 8

2Q 2024 RESULTS Key Points • Revenue = $4.7m down 30% due to factory move • Net loss of $0.06/share • Net loss $1.5m • Opex $3.55m (1.7% decrease) • Includes double rent (April) • Includes one off testing costs for air- cooled chiller • Includes move costs ($100k) • Gross Margin up 2% • Cash and equivalents balance of $841k 9 $ in thousands 2Q'24 2Q'23 QoQ Change % Revenues Products $ 120 $ 2,446 $ (2,326) Services 4,127 3,953 174 Energy Production 482 350 131 Total Revenue 4,728 6,749 (2,021) -29.9% Gross Profit Products (52) 827 (879) Service 1,935 1,877 58 Energy Production 197 130 67 Total Gross Profit 2,079 2,834 (755) -26.6% Gross Margin: % Products -44% 34% -78% Service 47% 47% -1% Energy Production 41% 37% 4% Total Gross Margin 44% 42% 2% Operating Expenses General & administrative 2,898 2,917 (19) Selling 405 481 (76) Research and development 246 237 10 (Gain) loss on disposition of assets 3 (20) 23 Total operating expenses 3,553 3,615 (62) -1.7% Operating loss (1,474) (780) (694) 88.9% Net loss $ (1,539) $ (780) $ (759) 97.3%

2Q 2024 ADJUSTED EBITDA RECONCILIATION EBITDA: Earnings Before Interest, Taxes, Depreciation & Amortization • EBITDA and adjusted EBITDA loss was $1.4m and $1.3m respectively EBITDA Non-cash adjustments • Stock based compensation • Unrealized and realized (gain) loss on investment securities *Adjusted EBITDA is defined as net Income (loss) attributable to Tecogen Inc, adjusted for interest, depreciation and amortization, stock-based compensation expense, unrealized loss on investment securities, non-cash abandonment of intangible assets, goodwill impairment and other non-recurring charges or gains including abandonment of certain intangible assets and extinguishment of debt 10 Non-GAAP financial disclosure (in thousands) 2024 2023 Net loss attributable to Tecogen Inc. (1,539) (780)$ Interest expense, net 18 2 Income tax expense 0 10 Depreciation & amortization, net 141 185 EBITDA (1,380) (583) Stock based compensation 45 28 Unrealized gain on marketable securities 37 (37) Adjusted EBITDA* (1,297)$ (592)$ Quarter Ended, June 30

2Q 24 PERFORMANCE BY SEGMENT Product revenue close to zero due to factory move Warranty costs and unabsorbed labor caused negative margin Service revenue increased 4% QoQ • Still catching up on engine replacements due to supply chain disruption during covid Energy Production revenue increased 37% QoQ New sites added Working on renewing additional sites Gross Margin 44% 11 2Q Revenues ($ thousands) 2024 2023 QoQ Change % Revenues Cogeneration 120$ 428$ -72% Chiller - 1,688 -100% Engineered accessories - 330 -100% Total Product Revenues 120 2,446 -95% Services Revenues 4,127 3,953 4% Energy Production 482 350 38% Total Revenues 4,728 6,749 -30% Cost of Sales Products 172 1,619 -89% Services 2,192 2,076 6% Energy Production 285 220 30% Total Cost of Sales 2,649 3,915 -32% Gross Profit 2,079$ 2,834$ -27% Gross Margin Products -43% 34% Services 47% 47% Energy Production 41% 37% Overall 44% 42% QTD Gross Margin 2024 2023 Target Overall 44% 42% >40%

Factory Move Back to production in Q3 Service – Foundation of the business Price increases to restore margin Continue to add units to the fleet Product Sales Get the current projects in development closed Continue to expand into CEA, data centers, industrial and other new markets SUMMARY AND Q&A Company Information Tecogen, Inc 76 Treble Cove Road, Building 1 North Billerica, MA 01862 www.Tecogen.com Contact information Abinand Rangesh, CEO 781.466.6487 Abinand.rangesh@Tecogen.com 12